Exhibit 99.01

Shutterfly Announces Second Quarter 2010 Financial Results

●	Net revenues increase 20% year-over-year to $46.8 million
●	38th consecutive quarter of year-over year net revenue growth
●	GAAP net loss of ($0.22) per diluted share
●	Adjusted EBITDA of $1.2 million

REDWOOD CITY, Calif. July 28, 2010 -- Shutterfly, Inc. (NASDAQ:SFLY), the leading Internet-based social expression and personal publishing service, today announced financial results for the three months ended June 30, 2010.

"Shutterfly continues to gain momentum and enhance our competitive position through our commitment to innovation, design forward products and services, customer friendly policies, industry-leading quality and focused financial discipline,” said President and Chief Executive Officer Jeffrey Housenbold.  “Strong growth in our personalized products and services during the Mother’s Day and Father’s Day holidays led to our record Q2 financial performance.”

Second Quarter 2010 Financial Highlights

●	Net revenues totaled $46.8 million, a 20% year-over-year increase.
●	Second quarter 2010 represents the 38th consecutive quarter of year-over-year net revenue growth.
●	Personalized Products & Services net revenues totaled $31.7 million, a 34% year-over-year increase.
●	Personalized Products & Services net revenues represented 68% of total net revenues.
●	Net revenues from prints declined 2% year-over-year, to $14.4 million.
●	Commercial print net revenues totaled $0.8 million.
●	Existing customers generated 74% of total net revenues.
●	Gross profit margin was 50% of net revenues, compared to 48% in the second quarter of 2009.
●	Operating expenses, excluding $3.9 million of stock-based compensation, totaled $29.5 million.
●	GAAP net loss was ($5.9) million, compared to a net loss of ($5.7) million in the second quarter of 2009.
●	GAAP net loss per diluted share was ($0.22) and in line with the second quarter of 2009.
●	Adjusted EBITDA was $1.2 million, compared to $0.2 million in the second quarter of 2009.
●	At June 30, 2010, the Company had $159.0 million of cash, cash equivalents and short-term investments.

Second Quarter 2010 Operating Metrics

●	Transacting customers totaled 1.1 million, an 18% increase over the second quarter of 2009.
●	Orders totaled 1.8 million, a 9% increase over the second quarter of 2009.
●	Average order value was $25.56, an 11% increase over the second quarter of 2009.

Recent Operating Highlights

●	Launched our Simple Path integration with Facebook, allowing users to access Facebook photos.
●
Improved our attribute-based navigation to make it faster and easier for customers to find the perfect card.  Introduced 5x5 square stationery cards, enhanced our 3x5 folded note cards by adding more design and layout options, and expanded selection across occasions like summer parties, moving announcements and Bar and Bat Mitzvah.

●
Enhanced Baby-themed Share sites with a customized creation experience, milestone widget and 12 new site designs that coordinate with birth announcements, allowing new parents to celebrate their baby’s arrival with style.

●	Together with The Knot & The Wedding Channel, introduced a tool that integrates gift registries into Shutterfly Share Sites.

Business Outlook

The Company's current financial expectations for the third quarter and the full year 2010 are as follows:

Third Quarter 2010:

●	Net revenues to range from $45.5 million to $47.5 million, a year-over-year change of 12% to 17%.
●	GAAP gross profit margins to range from 47% to 49% of net revenues.
●	Non-GAAP gross profit margins to range from 49% to 51% of net revenues.
●	GAAP operating loss to range from ($11) million to ($12) million.
●	Non-GAAP operating loss to range from ($7) million to ($8) million.
●	GAAP effective tax rate to range from 33% to 38%.
●	Non-GAAP effective tax rate to range from 35% to 36%.
●	GAAP diluted net loss per share to range from ($0.26) to ($0.30).
●	Non-GAAP diluted net loss per share to range from ($0.16) to ($0.18).
●	Weighted average diluted shares of approximately 27.3 million.
●	Adjusted EBITDA loss to range from ($1.0) million to ($2.0) million.

Full Year 2010:

●	Net revenues to range from $277 million to $287 million, a year-over-year change of 12% to 16%.
●	GAAP gross profit margins to range from 54% to 56% of net revenues.
●	Non-GAAP gross profit margins to range from 55% to 57% of net revenues.
●	GAAP operating income to range from $10 million to $14 million.
●	Non-GAAP operating income to range from $29 million to $33 million.
●	GAAP effective tax rate to range from 33% to 38%.
●	Non-GAAP effective tax rate to range from 35% to 36%.
●	GAAP diluted net income per share to range from $0.23 to $0.32.
●	Non-GAAP diluted net income per share to range from $0.66 to $0.75.
●	Weighted average diluted shares of 28.9 million.
●	Adjusted EBITDA to range from 19% to 20% of net revenues.
●	Capital expenditures to range from 7% to 9% of net revenues.

Notes to the Second Quarter 2010 Financial Results, and Business Outlook

Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as Adjusted EBITDA minus purchases of property, plant, and equipment, and capitalization of software and website development costs.

Print revenues consist of photo prints in wallet, 2x6, 4x6, 5x7, 8x10, photocards, and large format sizes.

Personalized Products and Services (“PPS”) revenues primarily include photo books, stationery and folded greeting cards, calendars, and photo-based merchandise.  PPS also includes revenue from advertising and sponsorship programs and referral fees.  The Company’s referral fee program was discontinued effective March 31, 2010, and no referral fee revenue has been recorded subsequent to that date.

Commercial print revenues are a separate component of net revenues and are excluded from prints and PPS revenues.

Average order value is defined as total net revenues, excluding commercial print revenues, divided by total orders.

The foregoing financial guidance replaces any of the Company’s previously issued guidance and all such previous guidance should no longer be relied upon.

Second Quarter 2010 Conference Call

Management will review the second quarter 2010 financial results and its expectations for the third quarter and full year 2010 on a conference call on Wednesday, July 28, 2010 at 2:00 p.m. Pacific Daylight Time (5:00 p.m. Eastern Daylight Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 970-315-0490.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Thursday, August 11, 2010. To hear the replay, please dial 706-645-9291, replay passcode 84668467.

About Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross margins, non-GAAP operating income (loss) and the related operating income (loss) margins, non-GAAP income (loss) per share, adjusted EBITDA and free cash flow.   For more information, please see Shutterfly's SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the third quarter and full year 2010 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy, our ability to expand our customer base; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop on a timely basis, as well as consumer acceptance of, new products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-K for the year ended December 31, 2009, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly
Founded in 1999, Shutterfly, Inc. is an Internet-based social expression and personal publishing service.  Shutterfly provides high quality products and world class services that make it easy, convenient and fun for consumers to preserve their digital photos in a creative and thoughtful manner.  Shutterfly's flagship product is its award-winning photo book line, which helps consumers celebrate memories and tell their stories in professionally bound coffee table books.  More information about Shutterfly (NASDAQ:SFLY) is available at www.shutterfly.com.  Shutterfly and Shutterfly.com are trademarks of Shutterfly, Inc.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: John Kaelle, 650-610-3541 jkaelle@shutterfly.com

Shutterfly, Inc.
Condensed Consolidated Statement of Operations
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009

Net revenues	$46,807	$38,858	$92,549	$74,870
Cost of net revenues	23,179	20,069	45,757	39,741
Gross profit	23,628	18,789	46,792	35,129
Operating expenses:
Technology and development	12,477	10,963	24,646	21,957
Sales and marketing	11,311	8,901	21,468	16,698
General and administrative	9,620	8,333	18,421	15,279
Total operating expenses	33,408	28,197	64,535	53,934
Loss from operations	(9,780)	(9,408)	(17,743)	(18,805)
Interest expense	(21)	(27)	(42)	(114)
Interest and other income, net	194	283	436	607
Loss before income taxes	(9,607)	(9,152)	(17,349)	(18,312)
Benefit from income taxes	3,722	3,497	6,733	6,426
Net loss	$(5,885)	$(5,655)	$(10,616)	$(11,886)

Net loss per share - basic and diluted	$(0.22)	$(0.22)	$(0.40)	$(0.47)

Weighted-average shares outstanding - basic and diluted	26,952	25,246	26,595	25,197

Stock-based compensation is allocated as follows:

Cost of net revenues	$129	$82	$260	$178
Technology and development	756	582	1,557	1,214
Sales and marketing	966	757	2,068	1,473
General and administrative	2,208	1,413	4,548	2,773
	$4,059	$2,834	$8,433	$5,638

Shutterfly, Inc.
Condensed Consolidated Balance Sheet
(In thousands, except par value amounts)
(Unaudited)

	June 30,	December 31,
	2010	2009

ASSETS
Current assets:
Cash and cash equivalents	$132,602	$132,812
Short-term investments	26,350	47,925
Accounts receivable, net	2,959	5,472
Inventories	2,484	2,968
Deferred tax asset, current portion	2,747	2,243
Prepaid expenses and other current assets	12,406	4,501
Total current assets	179,548	195,921
Property and equipment, net	40,827	41,845
Goodwill and intangible assets, net	12,464	13,406
Deferred tax asset, net of current portion	17,455	14,674
Other assets	5,177	5,467
Total assets	$255,471	$271,313

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,143	$13,116
Accrued liabilities	12,810	32,793
Deferred revenue	8,256	8,602
Total current liabilities	28,209	54,511
Other liabilities	2,568	1,638
Total liabilities	30,777	56,149

Stockholders' equity
Common stock, $0.0001 par value; 100,000 shares authorized; 27,213 and
25,909 shares issued and outstanding on June 30, 2010 and
December 31, 2009, respectively	3	3
Additional paid-in-capital	246,556	226,410
Accumulated deficit	(21,865)	(11,249)
Total stockholders' equity	224,694	215,164
Total liabilities and stockholders' equity	$255,471	$271,313

Shutterfly, Inc.
Condensed Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)
	Six Months Ended
	June 30,
	2010	2009

Cash flows from operating activities:
Net loss	$(10,616)	$(11,886)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	12,680	12,544
Amortization of intangible assets	1,289	941
Stock-based compensation, net of forfeitures	8,433	5,638
Loss/(gain) on disposal of property and equipment	(88)	79
Deferred income taxes	(3,285)	(269)
Tax benefit/(charge) from stock-based compensation	3,710	(183)
Excess tax benefits from stock-based compensation	(4,102)	-
Changes in operating assets and liabilities:
Accounts receivable, net	2,575	2,789
Inventories	484	873
Prepaid expenses and other current assets	(7,905)	(5,759)
Other assets	(58)	(3,009)
Accounts payable	(6,727)	(6,895)
Accrued and other liabilities	(19,207)	(10,780)
Deferred revenue	(346)	(494)
Net cash used in operating activities	(23,163)	(16,411)

Cash flows from investing activities:
Purchases of property and equipment	(8,630)	(6,102)
Capitalization of software and website development costs	(2,049)	(1,938)
Proceeds from sale of equipment	77	-
Proceeds from the sale of auction rate securities	21,575	50
Net cash provided by (used in) investing activities	10,973	(7,990)

Cash flows from financing activities:
Principal payments of capital lease obligations	(6)	(62)
Proceeds from issuance of common stock upon exercise of stock options	7,884	869
Excess tax benefits from stock-based compensation	4,102	-
Shares withheld for payment of employee's withholding tax liability	-	(991)
Net cash provided by (used in) financing activities	11,980	(184)

Net decrease in cash and cash equivalents	(210)	(24,585)
Cash and cash equivalents, beginning of period	132,812	88,164
Cash and cash equivalents, end of period	$132,602	$63,579

Supplemental schedule of non-cash investing activities
Net change in accrued purchases of property and equipment	$914	$(118)

Shutterfly, Inc.
User Metrics Disclosure

	Three Months Ended
	June 30,
	2010		2009

User Metrics

Customers	1,117,960		946,213
year-over-year growth	18%		13%

Orders	1,801,740		1,653,447
year-over-year growth	9%		6%

Average order value (1)	$25.56		$23.09
year-over-year growth	11%		2%

Average orders per customer	1.6	x	1.7	x

(1) Average order value excludes commercial printing revenue

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

	Forward-Looking Guidance
	GAAP						Non-GAAP
	Range of Estimate		Adjustments				Range of Estimate
	From	To	From		To		From	To

Three Months Ending September 30, 2010

Net revenues	$45.5	$47.5	-		-		$45.5	$47.5
Gross profit margin	47%	49%		2%		[a]	49%	51%
Operating loss	($12)	($11)		$4		[b]	($8)	($7)
Operating margin	(27%)	(24%)		10%		[b]	(17%)	(14%)

Stock-based compensation	$4.0	$4.0	$4.0		$4.0		-	-
Amortization of intangible assets	$0.6	$0.6	$0.6		$0.6		-	-

Adjusted EBITDA*							($2.0)	($1.0)

Diluted loss per share	($0.30)	($0.26)	$0.12		$0.10	[c]	($0.18)	($0.16)
Diluted shares	27.3	27.3	-		-		27.3	27.3
Effective tax rate	33%	38%	2%		(2%)	[d]	35%	36%

Twelve Months Ending December 31, 2010

Net revenues	$277.0	$287.0	-		-		$277.0	$287.0
Gross profit margin	54%	56%		1%		[e]	55%	57%
Operating income	$10	$14		$19		[f]	$29	$33
Operating margin	3%	5%		7%		[f]	10%	12%

Stock-based compensation	$16.8	$16.8	$16.8		$16.8		-	-
Amortization of intangible assets	$2.4	$2.4	$2.4		$2.4		-	-

Adjusted EBITDA*							$53	$57
Adjusted EBITDA* margin							19%	20%

Diluted earnings per share	$0.23	$0.32		$0.43		[g]	$0.66	$0.75
Diluted shares	28.9	28.9	-		-		28.9	28.9
Effective tax rate	33%	38%	2%		(2%)	[h]	35%	36%

Capital expenditures (% of net revenues)	7%	9%					7%	9%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $100k and amortization of purchased intangible assets of approximately $500k.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $4.0 million and amortization of purchased intangible assets of approximately $600k.
[c]	Reflects the estimated adjustments in item [b] and the income tax impact related to these adjustments.
[d]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [b].
[e]	Reflects estimated adjustments for stock-based compensation expense of approximately $500k and amortization of purchased intangible assets of approximately $2.2 million.
[f]	Reflects estimated adjustments for stock-based compensation expense of approximately $16.8 million and amortization of purchased intangible assets of approximately $2.4 million.
[g]	Reflects the estimated adjustments in item [f] and the income tax impact related to these adjustments.
[h]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [f].

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2009

GAAP gross profit	$16,340	$18,789	$19,075	$80,580	$23,164	$23,628	$134,784
Stock-based compensation expense within cost of net revenues	95	82	119	119	131	129	416
Amortization of intangible assets within cost of net revenues	367	394	460	488	556	552	1,709
Non-GAAP gross profit	$16,802	$19,265	$19,654	$81,187	$23,851	$24,309	$136,909

Non-GAAP gross profit margin	47%	50%	49%	62%	52%	52%	56%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2009

GAAP operating income (loss)	$(9,396)	$(9,408)	$(9,055)	36,569	(7,963)	(9,780)	$8,710
Stock-based compensation expense	2,804	2,834	4,156	4,479	4,374	4,059	14,273
Amortization of intangible assets	457	484	550	581	647	642	2,072
Non-GAAP operating income (loss)	$(6,135)	$(6,090)	$(4,349)	$41,629	$(2,942)	$(5,079)	$25,055

Non-GAAP operating margin	(17%)	(16%)	(11%)	32%	(6%)	(11%)	10%

Shutterfly, Inc.
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (Loss)
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2009

GAAP net income (loss)	$(6,232)	$(5,655)	$(6,346)	$24,086	$(4,731)	$(5,885)	$5,853
Stock-based compensation expense	2,804	2,834	4,156	4,479	4,374	4,059	14,273
Amortization of intangible assets	457	484	550	581	647	642	2,072
Income taxes associated with certain non-GAAP entries	(1,168)	(1,190)	(1,255)	(1,542)	(2,028)	(1,945)	(5,155)
Non-GAAP net income (loss)	$(4,139)	$(3,527)	$(2,895)	$27,604	$(1,738)	$(3,129)	$17,043

Diluted net income (loss) per share:
GAAP	$(0.25)	$(0.22)	$(0.25)	$0.88	$(0.18)	$(0.22)	$0.22
Non-GAAP	$(0.16)	$(0.14)	$(0.11)	$1.01	$(0.07)	$(0.12)	$0.64

Shares used in GAAP and non-GAAP diluted net
income (loss) per-share calculation	25,148	25,246	25,517	27,433	26,238	26,952	26,810

Shutterfly, Inc.
Reconciliation of GAAP to Non-GAAP Effective Tax Rate
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2009

GAAP benefit (provision) for income taxes	$2,928	$3,497	$2,657	(12,596)	3,011	3,722	$(3,514)
Income taxes associated with certain non-GAAP entries	(1,168)	(1,190)	(1,255)	(1,542)	(2,028)	(1,945)	(5,155)
Non-GAAP benefit (provision) for income taxes	$1,760	$2,307	$1,402	$(14,138)	$983	$1,777	$(8,669)

GAAP income (loss) before income taxes	$(9,160)	$(9,152)	$(9,003)	36,682	(7,742)	(9,607)	$9,367
Stock-based compensation expense	2,804	2,834	4,156	4,479	4,374	4,059	14,273
Amortization of intangible assets	457	484	550	581	647	642	2,072
Non-GAAP income (loss) before income taxes	$(5,899)	$(5,834)	$(4,297)	$41,742	$(2,721)	$(4,906)	$25,712

GAAP effective tax rate	32%	38%	30%	34%	39%	39%	38%

Non-GAAP effective tax rate	30%	40%	33%	34%	36%	36%	34%

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2009

GAAP net income (loss)	$(6,232)	$(5,655)	$(6,346)	$24,086	$(4,731)	$(5,885)	5,853
Interest expense	88	27	22	20	21	21	157
Interest and other income, net	(324)	(283)	(74)	(133)	(242)	(194)	(814)
Tax benefit (provision)	(2,928)	(3,497)	(2,657)	12,596	(3,011)	(3,722)	3,514
Depreciation and amortization	6,706	6,779	6,850	6,859	7,020	6,949	27,194
Stock-based compensation expense	2,804	2,834	4,156	4,479	4,374	4,059	14,273
Non-GAAP Adjusted EBITDA	$114	$205	$1,951	$47,907	$3,431	$1,228	$50,177

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA and Free Cash Flow
(In thousands)
(Unaudited)
	Three Months Ended						Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2009	2009	2009	2009	2010	2010	2009

Net cash provided by (used in) operating activities	(19,258)	2,847	(1,714)	72,015	(28,264)	5,101	53,890
Interest expense	88	27	22	20	21	21	157
Interest and other income, net	(324)	(283)	(74)	(133)	(242)	(194)	(814)
Tax benefit (provision)	(2,928)	(3,497)	(2,657)	12,596	(3,011)	(3,722)	3,514
Changes in operating assets and liabilities	24,510	(1,236)	7,529	(38,238)	33,153	(1,969)	(7,435)
Other adjustments	(1,974)	2,347	(1,155)	1,647	1,774	1,991	865
Non-GAAP Adjusted EBITDA	114	205	1,951	47,907	3,431	1,228	50,177
Less: Purchases of property and equipment	(4,158)	(1,826)	(3,811)	(3,969)	(5,534)	(4,010)	(13,764)
Less: Capitalized technology & development costs	(824)	(1,114)	(1,094)	(859)	(802)	(1,247)	(3,891)
Free cash flow	$(4,868)	$(2,735)	$(2,954)	$43,079	$(2,905)	$(4,029)	$32,522